Exhibit 99.2

FREDDIE MAC SECOND QUARTER 2012 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

FREDDIE MAC

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

		Three Months Ended					Six Months Ended
Line:		June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012
		(in millions, except share-related amounts)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$19,782	$19,140	$18,172	$17,468	$16,806	$39,846	$34,274
2	Unsecuritized	2,274	2,282	2,234	2,312	2,224	4,608	4,536

3	Total mortgage loans	22,056	21,422	20,406	19,780	19,030	44,454	38,810
4	Investments in securities	3,275	3,150	3,083	2,938	2,777	6,558	5,715
5	Other	18	8	7	13	21	52	34

6	Total interest income	25,349	24,580	23,496	22,731	21,828	51,064	44,559

	Interest expense
7	Debt securities of consolidated trusts	(17,261)	(16,715)	(15,740)	(15,253)	(14,625)	(34,664)	(29,878)
8	Other debt	(3,333)	(3,072)	(2,899)	(2,816)	(2,660)	(6,898)	(5,476)

9	Total interest expense	(20,594)	(19,787)	(18,639)	(18,069)	(17,285)	(41,562)	(35,354)
10	Expense related to derivatives	(194)	(180)	(174)	(162)	(157)	(401)	(319)
11	Net interest income	4,561	4,613	4,683	4,500	4,386	9,101	8,886
12	Provision for credit losses	(2,529)	(3,606)	(2,578)	(1,825)	(155)	(4,518)	(1,980)

13	Net interest income after provision for credit losses	2,032	1,007	2,105	2,675	4,231	4,583	6,906
	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	(125)	(310)	(7)	(4)	(1)	98	(5)
15	Gains (losses) on retirement of other debt	3	19	10	(21)	(45)	15	(66)
16	Gains (losses) on debt recorded at fair value	(37)	133	76	(17)	62	(118)	45
17	Derivative gains (losses)	(3,807)	(4,752)	(766)	(1,056)	(882)	(4,234)	(1,938)
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(230)	(459)	(358)	(475)	(135)	(1,284)	(610)
19	Portion of other-than-temporary impairment recognized in AOCI	(122)	298	(237)	(89)	37	(261)	(52)

20	Net impairment of available-for-sale securities recognized in earnings	(352)	(161)	(595)	(564)	(98)	(1,545)	(662)
21	Other gains (losses) on investment securities recognized in earnings	209	(541)	(444)	(288)	(356)	89	(644)
22	Other income	252	814	755	434	569	586	1,003
23	Non-interest income (loss)	(3,857)	(4,798)	(971)	(1,516)	(751)	(5,109)	(2,267)
	Non-interest expense
24	Salaries and employee benefits	(219)	(212)	(194)	(176)	(227)	(426)	(403)
25	Professional services	(64)	(73)	(77)	(71)	(81)	(120)	(152)
26	Occupancy expense	(15)	(14)	(18)	(14)	(14)	(30)	(28)
27	Other administrative expenses	(86)	(82)	(91)	(76)	(79)	(169)	(155)

28	Total administrative expenses	(384)	(381)	(380)	(337)	(401)	(745)	(738)
29	Real estate owned operations income (expense)	(27)	(221)	(80)	(171)	30	(284)	(141)
30	Other expenses	(135)	(85)	(93)	(88)	(165)	(214)	(253)
31	Non-interest expense	(546)	(687)	(553)	(596)	(536)	(1,243)	(1,132)
32	Income (loss) before income tax benefit	(2,371)	(4,478)	581	563	2,944	(1,769)	3,507
33	Income tax benefit	232	56	38	14	76	306	90

34	Net income (loss)	(2,139)	(4,422)	619	577	3,020	(1,463)	3,597

	Other comprehensive income (loss), net of taxes and reclassification adjustments:
35	Changes in unrealized gains (losses) related to available-for-sale securities	903	(80)	701	1,147	(238)	2,844	909
36	Changes in unrealized gains (losses) related to cash flow hedge relationships	135	124	118	111	107	267	218
37	Changes in defined benefit plans	1	2	68	(46)	3	(8)	(43)

38	Total other comprehensive income (loss), net of taxes and reclassification adjustments	1,039	46	887	1,212	(128)	3,103	1,084

39	Comprehensive income (loss)	$(1,100)	$(4,376)	$1,506	$1,789	$2,892	$1,640	$4,681

40	Net income (loss)	$(2,139)	$(4,422)	$619	$577	$3,020	$(1,463)	$3,597
41	Preferred stock dividends	(1,617)	(1,618)	(1,658)	(1,804)	(1,808)	(3,222)	(3,612)

42	Net income (loss) attributable to common stockholders	$(3,756)	$(6,040)	$(1,039)	$(1,227)	$1,212	$(4,685)	$(15)

	Net income (loss) per common share:
43	Basic	$(1.16)	$(1.86)	$(0.32)	$(0.38)	$0.37	$(1.44)	$—
44	Diluted	$(1.16)	$(1.86)	$(0.32)	$(0.38)	$0.37	$(1.44)	$—
	Weighted average common shares outstanding (in thousands):
45	Basic	3,244,967	3,244,496	3,243,183	3,241,502	3,239,711	3,245,970	3,240,627
46	Diluted	3,244,967	3,244,496	3,243,183	3,241,502	3,239,711	3,245,970	3,240,627

FREDDIE MAC

CONSOLIDATED BALANCE SHEETS

(unaudited)

Line:		June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
		(in millions, except share-related amounts)
	Assets
1	Cash and cash equivalents (includes $1, $1, $2, $1, and $1, respectively, related to our consolidated VIEs)	$17,488	$18,174	$28,442	$8,569	$19,182
2	Restricted cash and cash equivalents (includes $1,850, $25,180, $27,675, $27,332, and $9,905, respectively, related to our consolidated VIEs)	2,333	25,695	28,063	27,790	10,240
3	Federal funds sold and securities purchased under agreements to resell (includes $13,950, $0, $0, $3,000,and $18,250, respectively, related to our consolidated VIEs)	33,609	10,596	12,044	24,349	38,858
	Investments in securities:
4	Available-for-sale, at fair value (includes $244, $224, $204, $187, and $166, respectively, pledged as collateral that may be repledged)	222,849	216,584	210,659	202,422	194,098
5	Trading, at fair value	54,764	55,298	58,830	58,319	47,436

6	Total investments in securities	277,613	271,882	269,489	260,741	241,534
	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $8,948, $8,696, $8,351, $7,139, and $6,258, respectively)	1,634,773	1,611,580	1,564,131	1,555,067	1,532,939
8	Unsecuritized (net of allowances for loan losses of $29,919, $30,848, $30,912, $30,925, and $29,298, respectively)	198,568	199,382	207,418	199,945	187,053

9	Total held-for-investment mortgage loans, net	1,833,341	1,810,962	1,771,549	1,755,012	1,719,992
10	Held-for-sale, at lower-of-cost-or-fair-value (includes $4,463, $6,275, $9,710, $11,337, and $10,120 at fair value, respectively)	4,463	6,275	9,710	11,337	10,120

11	Total mortgage loans, net	1,837,804	1,817,237	1,781,259	1,766,349	1,730,112
12	Accrued interest receivable (includes $6,704, $6,535, $6,242, $6,079, and $5,867, respectively, related to our consolidated VIEs)	8,523	8,327	8,062	7,820	7,460
13	Derivative assets, net	246	295	118	182	168
14	Real estate owned, net (includes $83, $64, $60, $67, and $53, respectively, related to our consolidated VIEs)	5,932	5,630	5,680	5,454	4,809
15	Deferred tax assets, net	3,866	3,909	3,546	2,929	3,053
16	Other assets (includes $3,252, $6,158, $6,083, $6,227, and $6,637, respectively, related to our consolidated VIEs)	8,381	10,591	10,513	10,761	10,919
17	Total assets	$2,195,795	$2,172,336	$2,147,216	$2,114,944	$2,066,335
	Liabilities and equity (deficit)
	Liabilities
18	Accrued interest payable (includes $6,241, $6,120, $5,943, $5,832, and $5,636, respectively, related to our consolidated VIEs)	$9,542	$8,603	$8,898	$8,129	$8,322
	Debt, net:
19	Debt securities of consolidated trusts held by third parties	1,499,036	1,488,036	1,471,437	1,481,622	1,468,613
20	Other debt (includes $3,998, $3,291, $3,015, $2,221, and $2,158 at fair value, respectively)	681,087	674,421	660,546	618,629	581,743

21	Total debt, net	2,180,123	2,162,457	2,131,983	2,100,251	2,050,356
22	Derivative liabilities, net	408	329	435	296	336
23	Other liabilities (includes $400, $293, $3, $2, and $2, respectively, related to our consolidated VIEs)	7,200	6,938	6,046	6,286	6,235
24	Total liabilities	2,197,273	2,178,327	2,147,362	2,114,962	2,065,249
25	Commitments and contingencies
	Equity (deficit)
	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	64,700	66,179	72,171	72,317	72,336
27	Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109
28	Common stock	—	—	—	—	—
29	Additional paid-in capital	1	2	3	—	1
30	Retained earnings (accumulated deficit)	(67,449)	(73,489)	(74,525)	(75,775)	(74,564)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities	(6,834)	(6,914)	(6,213)	(5,066)	(5,304)
32	Cash flow hedge relationships	(1,972)	(1,848)	(1,730)	(1,619)	(1,512)
33	Defined benefit plans	(122)	(120)	(52)	(98)	(95)

34	Total AOCI, net of taxes	(8,928)	(8,882)	(7,995)	(6,783)	(6,911)
35	Treasury stock, at cost	(3,911)	(3,910)	(3,909)	(3,886)	(3,885)
36	Total equity (deficit)	(1,478)	(5,991)	(146)	(18)	1,086
37	Total liabilities and equity (deficit)	$2,195,795	$2,172,336	$2,147,216	$2,114,944	$2,066,335

FREDDIE MAC

TABLE 1A—NET INTEREST YIELD ANALYSIS (unaudited) (dollars in millions)

							Six Months Ended June 30,
		2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012	2011	2012
	Net Interest Income:
1	Net interest income	$4,561	$4,613	$4,683	$4,500	$4,386	$9,101	$8,886
	Average Balance:(1)
2	Cash and cash equivalents	$33,660	$51,225	$59,077	$51,029	$32,039	$35,611	$41,535
3	Federal funds sold and securities purchased under agreements to resell	32,227	16,434	13,703	26,057	37,995	40,044	32,026
	Mortgage-related securities:
4	Mortgage-related securities(2)	450,575	443,135	418,454	383,227	358,279	453,773	370,753
5	Extinguishment of PCs held by Freddie Mac	(166,318)	(166,356)	(150,197)	(125,363)	(111,351)	(166,923)	(118,357)

6	Total mortgage-related securities, net	284,257	276,779	268,257	257,864	246,928	286,850	252,396
7	Non-mortgage-related securities	26,078	18,175	24,788	28,464	24,779	27,694	26,621
8	Mortgage loans held by consolidated trusts(2)(3)	1,643,680	1,626,583	1,590,993	1,559,823	1,538,134	1,647,123	1,548,978
9	Unsecuritized mortgage loans(3)	242,471	243,162	250,346	254,877	240,693	241,514	247,785

10	Total interest-earning assets	2,262,373	2,232,358	2,207,164	2,178,114	2,120,568	2,278,836	2,149,341
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(2)	1,656,150	1,641,905	1,612,091	1,580,749	1,560,470	1,660,879	1,570,609
12	Extinguishment of PCs held by Freddie Mac	(166,318)	(166,356)	(150,197)	(125,363)	(111,351)	(166,923)	(118,357)

13	Total debt securities of consolidated trusts held by third parties	1,489,832	1,475,549	1,461,894	1,455,386	1,449,119	1,493,956	1,452,252
	Other debt:(2)
14	Short-term debt	194,153	188,004	168,238	149,130	128,860	194,488	138,995
15	Long-term debt	500,587	495,188	501,559	496,644	464,966	509,310	480,805

16	Total other debt	694,740	683,192	669,797	645,774	593,826	703,798	619,800

17	Total interest-bearing liabilities	2,184,572	2,158,741	2,131,691	2,101,160	2,042,945	2,197,754	2,072,052
18	Net non-interest-bearing funding	77,801	73,617	75,473	76,954	77,623	81,082	77,289

19	Total funding of interest-earning assets	$2,262,373	$2,232,358	$2,207,164	$2,178,114	$2,120,568	$2,278,836	$2,149,341

	Yield/Cost:
20	Cash and cash equivalents	0.12%	0.03%	0.02%	0.03%	0.07%	0.14%	0.05%
21	Federal funds sold and securities purchased under agreements to resell	0.09	0.08	0.10	0.14	0.16	0.13	0.15
	Mortgage-related securities:
22	Mortgage-related securities	4.63	4.56	4.57	4.55	4.51	4.64	4.53
23	Extinguishment of PCs held by Freddie Mac	(4.73)	(4.61)	(4.58)	(4.60)	(4.58)	(4.83)	(4.59)
24	Total mortgage-related securities, net	4.57	4.53	4.56	4.53	4.48	4.53	4.50
25	Non-mortgage-related securities	0.39	0.40	0.41	0.23	0.22	0.40	0.23
26	Mortgage loans held by consolidated trusts	4.81	4.71	4.57	4.48	4.37	4.84	4.43
27	Unsecuritized mortgage loans	3.75	3.75	3.57	3.63	3.69	3.82	3.66
28	Yield on total interest-earning assets	4.48	4.41	4.26	4.18	4.12	4.48	4.15
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	(4.64)	(4.54)	(4.33)	(4.22)	(4.08)	(4.66)	(4.15)
30	Extinguishment of PCs held by Freddie Mac	4.73	4.61	4.58	4.60	4.58	4.83	4.59
31	Total debt securities of consolidated trusts held by third parties	(4.63)	(4.53)	(4.31)	(4.19)	(4.04)	(4.64)	(4.11)
	Other debt:
32	Short-term debt	(0.19)	(0.14)	(0.12)	(0.11)	(0.13)	(0.21)	(0.12)
33	Long-term debt	(2.59)	(2.42)	(2.27)	(2.23)	(2.25)	(2.63)	(2.24)
34	Total other debt	(1.92)	(1.79)	(1.73)	(1.74)	(1.79)	(1.96)	(1.77)
35	Cost of interest-bearing liabilities	(3.77)	(3.67)	(3.50)	(3.44)	(3.38)	(3.78)	(3.41)
36	Expense related to derivatives	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)
37	Impact of net non-interest-bearing funding	0.13	0.12	0.12	0.12	0.12	0.14	0.12
38	Total funding of interest-earning assets	(3.67)	(3.58)	(3.41)	(3.35)	(3.29)	(3.68)	(3.32)
39	Net interest yield (annualized)	0.81	0.83	0.85	0.83	0.83	0.80	0.83

(1)	We calculate average balances based on amortized cost. For most components of the average balances, a daily weighted average balance was calculated for the periods. When daily weighted average balance information was not available, a simple monthly average balance was calculated.
(2)	When we purchase multiclass REMICs and Other Structured Securities, we record them as investments in debt securities. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multiclass REMICs and Other Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multiclass REMICs and Other Structured Securities.
(3)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC

TABLE 1B — NET INTEREST INCOME (unaudited) (dollars in millions)

							Six Months Ended June 30,
		2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012	2011	2012
	Net Interest Income:
1	Contractual amounts of net interest income(1)	$4,675	$4,758	$4,536	$4,315	$4,027	$9,154	$8,342
	Amortization income (expense), net:(2)
2	Accretion of impairments on available-for-sale securities(3)	31	18	37	52	65	60	117
	Asset-related amortization expense, net:
3	Mortgage loans held by consolidated trusts	(297)	(539)	(834)	(866)	(903)	(569)	(1,769)
4	Unsecuritized mortgage loans	48	45	33	25	39	104	64
5	Mortgage-related securities	(83)	(83)	(32)	(21)	(17)	(124)	(38)
6	Other assets	(27)	(31)	(50)	(75)	(66)	(41)	(141)

7	Asset-related amortization expense, net	(359)	(608)	(883)	(937)	(947)	(630)	(1,884)
	Debt-related amortization income (expense), net:
8	Debt securities of consolidated trusts	573	801	1,342	1,398	1,552	1,240	2,950
9	Other long-term debt securities	(165)	(176)	(175)	(166)	(154)	(322)	(320)

10	Debt-related amortization income, net	408	625	1,167	1,232	1,398	918	2,630

11	Total amortization income, net	80	35	321	347	516	348	863
12	Expense related to derivatives(4)	(194)	(180)	(174)	(162)	(157)	(401)	(319)

13	Net interest income	$4,561	$4,613	$4,683	$4,500	$4,386	$9,101	$8,886

(1)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(2)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in closed cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(3)	The portion of the impairment charges recognized in earnings where we expect a significant improvement in cash flows.
(4)	Represents changes in fair value of derivatives in closed cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.

FREDDIE MAC

TABLE 2 — NON-INTEREST INCOME (LOSS) (unaudited) (dollars in millions)

							Six Months Ended June 30,
		2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012	2011	2012
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$(125)	$(310)	$(7)	$(4)	$(1)	$98	$(5)
2	Gains (losses) on retirement of other debt	3	19	10	(21)	(45)	15	(66)
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	(46)	146	57	(19)	55	(163)	36
4	Market value adjustments	9	(13)	19	2	7	45	9

5	Total gains (losses) on debt recorded at fair value	(37)	133	76	(17)	62	(118)	45

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	47	(141)	(56)	9	(56)	156	(47)
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	(3)	3	(12)	(5)	(10)	(40)	(15)
8	U.S. dollar denominated derivative gains (losses)	(2,499)	(3,345)	464	16	146	(1,749)	162
9	Accrual of periodic settlements	(1,352)	(1,269)	(1,162)	(1,076)	(962)	(2,601)	(2,038)

10	Total derivative gains (losses)	(3,807)	(4,752)	(766)	(1,056)	(882)	(4,234)	(1,938)

	Impairment of available-for-sale securities:
11	Total other-than-temporary impairment of available-for-sale securities	(230)	(459)	(358)	(475)	(135)	(1,284)	(610)
12	Portion of other-than-temporary impairment recognized in AOCI	(122)	298	(237)	(89)	37	(261)	(52)

13	Net impairment of available-for-sale securities recognized in earnings	(352)	(161)	(595)	(564)	(98)	(1,545)	(662)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	274	(547)	(481)	(377)	(400)	74	(777)
15	Gains (losses) on sale of available-for-sale securities	(65)	6	37	89	44	15	133

16	Total other gains (losses) on investment securities recognized in earnings	209	(541)	(444)	(288)	(356)	89	(644)

	Other income:
17	Gains (losses) on sale of mortgage loans	161	46	109	40	44	256	84
18	Gains (losses) on mortgage loans recorded at fair value	136	216	99	139	201	103	340
19	Recoveries on loans impaired upon purchase	132	119	97	89	87	257	176
20	Guarantee-related income	81	40	70	70	130	135	200
21	All other	(258)	393	380	96	107	(165)	203

22	Total other income	252	814	755	434	569	586	1,003

23	Total non-interest income (loss)	$(3,857)	$(4,798)	$(971)	$(1,516)	$(751)	$(5,109)	$(2,267)

FREDDIE MAC

TABLE 3 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

							Six Months Ended June 30,
		2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012	2011	2012
	Credit Enhancements:
1	Credit-enhanced percentage of mortgage loan portfolio purchases	9%	10%	7%	9%	11%	8%	10%
2	Credit-enhanced percentage of mortgage loan portfolio(1)	15%	14%	14%	13%	13%	15%	13%
	Delinquencies Rates: at period end(2)(3)
	Single-family:
3	Non-credit-enhanced	2.75%	2.77%	2.84%	2.80%	2.76%	2.75%	2.76%
4	Credit-enhanced	7.67%	7.70%	8.03%	8.02%	7.85%	7.67%	7.85%
5	Total Single-family	3.50%	3.51%	3.58%	3.51%	3.45%	3.50%	3.45%
	Multifamily
6	Non-credit-enhanced	0.19%	0.18%	0.11%	0.16%	0.19%	0.19%	0.19%
7	Credit-enhanced	0.70%	0.77%	0.52%	0.39%	0.44%	0.70%	0.44%
8	Total Multifamily	0.31%	0.33%	0.22%	0.23%	0.27%	0.31%	0.27%
	Single-family loan workouts(4) (number of units):
9	Loan modifications	31,049	23,919	19,048	13,677	15,142	66,207	28,819
10	Repayment plans	7,981	8,333	8,008	10,575	8,712	17,080	19,287
11	Forbearance agreements	3,709	4,262	3,867	3,656	4,738	11,387	8,394
12	Short sales and deed-in-lieu transactions	11,038	11,744	12,675	12,245	12,531	21,744	24,776

13	Total single-family loan workouts	53,777	48,258	43,598	40,153	41,123	116,418	81,276
	Non-performing assets(3) (at period end):
14	Non-performing mortgage loans	$117,929	$122,273	$123,472	$122,497	$121,419	$117,929	$121,419
15	REO assets, net	5,932	5,630	5,680	5,454	4,809	5,932	4,809

16	Total non-performing assets	$123,861	$127,903	$129,152	$127,951	$126,228	$123,861	$126,228
	REO Operations Income (Expense):
17	Single-family	$(35)	$(226)	$(78)	$(172)	$34	(292)	(138)
18	Multifamily	8	5	(2)	1	(4)	8	(3)

19	Total	$(27)	$(221)	$(80)	$(171)	$30	$(284)	$(141)
	Loan Loss Reserves:(5)
20	Beginning balance	$39,305	$39,095	$39,744	$39,461	$38,296	$39,926	$39,461
21	Provision for credit losses(6)	2,529	3,606	2,578	1,825	155	4,518	1,980
22	Charge-offs — single-family, net	(2,968)	(3,114)	(3,026)	(3,162)	(2,818)	(5,831)	(5,980)
23	Charge-offs — multifamily, net	(29)	(8)	(25)	(1)	(7)	(41)	(8)
24	Transfers, net	258	165	190	173	168	523	341

25	Ending balance	$39,095	$39,744	$39,461	$38,296	$35,794	$39,095	$35,794
	Total Credit Losses:(7)
26	Total credit losses	$3,127	$3,451	$3,236	$3,435	$2,869	$6,365	$6,304
27	Annualized credit losses / average mortgage loan portfolio(8)	64.9 bps	72.1 bps	68.5 bps	73.6 bps	62.5 bps	66.0 bps	68.1 bps

(1)	Based on the total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of loans three monthly payments or more past due or in foreclosure while multifamily delinquencies are based on UPB of loans two monthly payments or more past due or in foreclosure. Delinquencies exclude loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms. See “MD&A — RISK MANAGEMENT — Credit Risk — Mortgage Credit Risk” in our 2011 Form 10-K for the year ended December 31, 2011, for further information about our reported delinquency rates.
(3)	Based on loans held by us on our consolidated balance sheets as well as those underlying Freddie Mac issued mortgage-related securities and other guarantee commitments.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective, such as loans in modification trial periods. These categories are not mutually exclusive and a loan in the category may also be included within another category. Many borrowers complete a short-term forbearance agreement before one of the other alternatives is pursued or completed. We only report activity for a single loan in the forbearance category once during each quarterly period; however a single loan may be included under separate forbearance agreements in separate periods. Forbearance agreements exclude loans with long-term forbearance under a completed loan modification. For more information on our loan workout activities see “MD&A — CREDIT RISKS — Single-Family Mortgage Credit Risk — Single-Family Loan Workouts and the MHA Program” in our 2011 Form 10-K for the year ended December 31, 2011.
(5)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is a component of Other liabilities (Line 23).
(6)	Provision for credit losses includes our provision for losses incurred on our loans held for investment and our provision for guarantee losses incurred on loans underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(7)	Equal to charge-offs, and REO operations income (expense), net of recoveries
(8)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC

TABLE 4A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

							Six Months Ended June 30,
		2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Investments segment	$10	$(1,079)	$2,298	$1,628	$2,468	$2,147	$4,096
2	Single-family Guarantee segment	(2,386)	(3,545)	(2,249)	(1,675)	241	(4,206)	(1,434)
3	Multifamily segment	200	205	555	624	318	559	942
4	All Other	37	(3)	15	—	(7)	37	(7)

5	Total Segment Earnings (loss), net of taxes	$(2,139)	$(4,422)	$619	$577	$3,020	$(1,463)	$3,597

	Comprehensive Income (Loss) of Segments:
6	Investments segment	$643	$268	$2,299	$1,963	$2,495	$3,906	$4,458
7	Single-family Guarantee segment	(2,385)	(3,545)	(2,216)	(1,698)	242	(4,209)	(1,456)
8	Multifamily segment	605	(1,096)	1,408	1,524	162	1,906	1,686
9	All Other	37	(3)	15	—	(7)	37	(7)

10	Total comprehensive income (loss) of segments	$(1,100)	$(4,376)	$1,506	$1,789	$2,892	$1,640	$4,681

	Net interest yield - Segment Earnings (annualized):
11	Investments segment	126 bps	134 bps	138 bps	129 bps	124 bps	118 bps	127 bps
12	Multifamily segment	83 bps	87 bps	85 bps	90 bps	96 bps	79 bps	93 bps
	Management and guarantee income - Segment Earnings (annualized):
13	Single-family Guarantee segment	18.7 bps	20.3 bps	23.0 bps	23.2 bps	24.1 bps	18.9 bps	23.6 bps
14	Multifamily segment	43.0 bps	41.5 bps	39.7 bps	38.7 bps	36.2 bps	44.7 bps	37.4 bps
	Credit losses - Segment Earnings (annualized):
15	Single-family Guarantee segment	68.4 bps	76.3 bps	72.4 bps	78.6 bps	66.7 bps	69.7 bps	72.7 bps
16	Multifamily segment	7.6 bps	4.0 bps	9.1 bps	— bps	3.8 bps	5.9 bps	1.9 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended June 30, 2012 for more information regarding Segment Earnings.
(2)	The sum of Segment Earnings for each segment and the All Other category equals GAAP net income (loss). Likewise, the sum of total comprehensive income (loss) for each segment and the All Other category equals GAAP total comprehensive income (loss).

FREDDIE MAC

TABLE 4B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

							Six Months Ended June 30,
		2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Net interest income	$1,826	$1,905	$1,955	$1,763	$1,559	$3,479	$3,322
	Non-interest income (loss):
2	Net impairment of available-for-sale securities recognized in earnings	(139)	(116)	(549)	(496)	(14)	(1,168)	(510)
3	Derivative gains (losses)	(2,156)	(3,144)	600	200	236	(1,053)	436
4	Gains (losses) on trading securities	256	(525)	(490)	(398)	(413)	22	(811)
5	Gains (losses) on sale of mortgage loans	4	—	12	(14)	6	16	(8)
6	Gains (losses) on mortgage loans recorded at fair value	167	358	59	(38)	257	84	219
7	Other non-interest income (loss)	(184)	345	564	513	673	357	1,186

8	Total non-interest income (loss)	(2,052)	(3,082)	196	(233)	745	(1,742)	512

	Non-interest expense:
9	Administrative expenses	(101)	(97)	(105)	(92)	(108)	(196)	(200)
10	Other non-interest expense	(1)	(1)	—	—	—	(1)	—

11	Total non-interest expense	(102)	(98)	(105)	(92)	(108)	(197)	(200)

12	Segment adjustments	126	137	195	155	164	329	319

13	Segment Earnings (loss) before income tax benefit	(202)	(1,138)	2,241	1,593	2,360	1,869	3,953
14	Income tax benefit	212	59	57	35	108	278	143

15	Segment Earnings (loss), net of taxes	10	(1,079)	2,298	1,628	2,468	2,147	4,096
16	Total other comprehensive income, net of taxes	633	1,347	1	335	27	1,759	362

17	Comprehensive income — Investments segment	$643	$268	$2,299	$1,963	$2,495	$3,906	$4,458

18	Net interest yield — Segment Earnings (annualized)	126 bps	134 bps	138 bps	129 bps	124 bps	118 bps	127 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended June 30, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Investments segment equals GAAP net income (loss) for the Investments segment.

FREDDIE MAC

TABLE 4C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

							Six Months Ended June 30,
		2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Net interest income (expense)	$(30)	$(98)	$5	$(32)	$(1)	$70	$(33)
2	Provision for credit losses	(2,886)	(4,008)	(3,116)	(2,184)	(462)	(5,170)	(2,646)
	Non-interest income:
3	Management and guarantee income	848	913	1,016	1,011	1,026	1,718	2,037
4	Other non-interest income	208	331	466	181	171	419	352

5	Total non-interest income	1,056	1,244	1,482	1,192	1,197	2,137	2,389

	Non-interest expense:
6	Administrative expenses	(228)	(227)	(218)	(193)	(232)	(443)	(425)
7	REO operations income (expense)	(35)	(226)	(78)	(172)	34	(292)	(138)
8	Other non-interest expense	(106)	(69)	(80)	(73)	(82)	(172)	(155)

9	Total non-interest expense	(369)	(522)	(376)	(438)	(280)	(907)	(718)

10	Segment adjustments	(143)	(161)	(210)	(196)	(192)	(328)	(388)

11	Segment Earnings (loss) before income tax (expense) benefit	(2,372)	(3,545)	(2,215)	(1,658)	262	(4,198)	(1,396)
12	Income tax (expense) benefit	(14)	—	(34)	(17)	(21)	(8)	(38)

13	Segment Earnings (loss), net of taxes	(2,386)	(3,545)	(2,249)	(1,675)	241	(4,206)	(1,434)
14	Total other comprehensive income (loss), net of taxes	1	—	33	(23)	1	(3)	(22)

15	Comprehensive income (loss) — Single-family Guarantee segment	$(2,385)	$(3,545)	$(2,216)	$(1,698)	$242	$(4,209)	$(1,456)

	Management and guarantee income — Segment Earnings:
16	Contractual management and guarantee fees (annualized rate)	13.7 bps	13.8 bps	14.1 bps	14.3 bps	14.8 bps	13.6 bps	14.5 bps
17	Amortization of delivery fees (annualized rate)	5.0 bps	6.5 bps	8.9 bps	8.9 bps	9.3 bps	5.3 bps	9.1 bps

18	Segment Earnings management and guarantee income (annualized rate)	18.7 bps	20.3 bps	23.0 bps	23.2 bps	24.1 bps	18.9 bps	23.6 bps

	Credit losses — Segment Earnings:
19	Annualized credit losses/average single-family credit guarantee portfolio and HFA-related guarantees	68.4 bps	76.3 bps	72.4 bps	78.6 bps	66.7 bps	69.7 bps	72.7 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended June 30, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Single-family Guarantee segment equals GAAP net income (loss) for the Single-family Guarantee segment.

FREDDIE MAC

TABLE 4D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT (1)(2) (unaudited) (dollars in millions)

							Six Months Ended June 30,
		2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Net interest income	$304	$314	$303	$318	$330	$583	$648
2	(Provision) benefit for credit losses	13	37	86	19	22	73	41
	Non-interest income (loss):
3	Management and guarantee income	30	32	37	33	36	58	69
4	Net impairment of available-for-sale securities recognized in earnings	(182)	(27)	(9)	(16)	(19)	(317)	(35)
5	Gains (losses) on sale of mortgage loans	157	46	97	54	38	240	92
6	Gains (losses) on mortgage loans recorded at fair value	(31)	(142)	40	177	(56)	19	121
7	Other non-interest income (loss)	(13)	12	73	109	119	43	228

8	Total non-interest income (loss)	(39)	(79)	238	357	118	43	475

	Non-interest expense:
9	Administrative expenses	(55)	(57)	(57)	(52)	(61)	(106)	(113)
10	REO operations income (expense)	8	5	(2)	1	(4)	8	(3)
11	Other non-interest expense	(28)	(15)	(13)	(15)	(83)	(41)	(98)

12	Total non-interest expense	(75)	(67)	(72)	(66)	(148)	(139)	(214)

13	Segment Earnings before income tax benefit (expense)	203	205	555	628	322	560	950
14	Income tax benefit (expense)	(3)	—	—	(4)	(4)	(1)	(8)

15	Segment Earnings, net of taxes	200	205	555	624	318	559	942

16	Total other comprehensive income, net of taxes	405	(1,301)	853	900	(156)	1,347	744

17	Comprehensive income — Multifamily segment	$605	$(1,096)	$1,408	$1,524	$162	$1,906	$1,686

18	Net interest yield — Segment Earnings (annualized)	83 bps	87 bps	85 bps	90 bps	96 bps	79 bps	93 bps
	Management and guarantee income — Segment Earnings:
19	Average contractual rate (annualized)(3)	43.0 bps	41.5 bps	39.7 bps	38.7 bps	36.2 bps	44.7 bps	37.4 bps
	Credit losses — Segment Earnings:
20	Annualized credit losses/average multifamily mortgage portfolio and HFA-related guarantees	7.6 bps	4.0 bps	9.1 bps	— bps	3.8 bps	5.9 bps	1.9 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended June 30, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Multifamily segment equals GAAP net income for the Multifamily segment.
(3)	Excludes prepayment and certain other fees.